Exhibit 10.2

LOCK-UP AGREEMENT

(Holder: ___________________)

Dated as of [__________], 2019

This Lock-Up Agreement (this “Agreement”) is dated as of the date first set forth above (the “Effective Date”), and is entered into by and between Reliability Incorporated, a Texas corporation (the “Company”) and [_____________________] (the “Holder”).

WHEREAS, as of the Effective Date, the Holder previously held, or has acquired, certain shares of common stock, no par value per share of the Company pursuant to the Merger Agreement, dated as of September 18, 2019, by and among the Company, R-M Merger Sub, a Virginia corporation and a wholly owned subsidiary of the Company, The Maslow Media Group, Inc., a Virginia corporation, Jeffrey Eberwein, Naveen Doki and Silvija Valleru (the “Merger Agreement”), with such shares of common stock acquired or previously held by the Holder being referred to herein as the “Shares” and listed within Attachment A herein; and

WHEREAS, the execution and delivery of this Agreement by the Holder are required as a condition to the closing of the transactions contemplated in the Merger Agreement and the Holder agrees that it shall benefit from the successful completion of the transactions contemplated in the Merger Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Representations and Warranties. The Holder hereby represents and warrants that the Holder has full power and authority to enter into this Agreement. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

2.      Lock-Up. For a period from the Effective Date until the twelve month anniversary of the Effective Date (the “Lock-Up Period”), Holder will not, directly or indirectly:

(a)	offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any of the Shares;

(b)	enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Shares, whether any such transaction is to be settled by delivery of Shares or other securities, in cash or otherwise; or

(c)	publicly disclose the intention to do any of the foregoing.

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3.      Exclusions. The provisions of Section 2 shall not apply to: (i) transfers of Shares as a bona fide gift; (ii) transfers of Shares to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the Holder or the immediate family of the Holder; (iii) transfers of Shares to any beneficiary of the Holder pursuant to a will, trust instrument or other testamentary document or applicable laws of descent; (iv) transfers of Shares to the Company by way of repurchase or redemption; (v) transfers of Shares to any Affiliate (as defined in the Merger Agreement) of the Holder; or (vi) transfers of Shares by the Holder pursuant to an underwritten secondary offering provided that, in the case of any transfer or distribution pursuant to clause (i), (ii), (iii), or (v) or (vi) above, each donee, distributee or transferee shall sign and deliver to the Company, prior to such transfer, a lock-up agreement substantially in the form of this Agreement. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin. The Lock Up Period of the Original Holder will be transferred to any transfer permitted under Section 3.

4.	Right to Decline Transfer.

(a)	The Company and its transfer agent on its behalf are hereby authorized (a) subject to the provisions of Section 4(b), to decline to register any transfer of securities if such transfer would constitute a violation or breach of this Agreement and (b) to imprint on any certificate representing Shares a legend describing the restrictions contained herein or customarily notate within the transfer agent records if shares are held in book entry form, substantially in the form as follows: “THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.” Subject to the provisions of Section 4(b), the Holder hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to place stop-transfer restrictions on the stock register and other records relating to the Shares.

(b)	Notwithstanding Section 4(a), the Company will not decline to register any transfer of securities which otherwise complies with the provisions of this Agreement with respect to any transfer by Holder from one account to another brokerage account beneficially owned by the Holder. In the event that the Holder requests a transfer of the shares to a brokerage account the Company will provide and execute such documents as customarily requested by transfer agent and reasonably requested by broker to permit such transfer. After the expiration of the Lock-Up Period the Company will provide and execute such documents as customarily requested by transfer agent and customarily requested by the broker to permit the removal of the legend.

5.	Notices. All notices, consents, approvals, requests and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one (1) day after being delivered to an overnight courier or when sent by email with return receipt requested and received (with a confirmatory copy sent by overnight courier) to the parties at the addresses and email addresses set forth below (or at such other address or email address for a party as shall be specified by like notice):

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If to the Company:

Reliability Incorporated

Attn: Suresh Venkat D.

22 Baltimore Road

Rockville, MD 20850

Email: Suresh@VIVOSCORP.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: Laura Anthony and John Cacomanolis

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Emails: lanthony@anthonypllc.com

jcacomanolis@anthonypllc.com

If to Holder, to the address as set forth on the signature page hereof.

6.	Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

7.	Amendment. This Agreement may be amended or modified by written agreement executed by the Holder and the Company.

8.	Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.	Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Texas, without application of the conflict of laws provisions thereof.

10.	Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Holder and the Company have caused this Agreement to be duly executed as of the Effective Date.

Reliability Incorporated

By: ________________________

Name: ________________________

Title: ________________________

Holder: ________________________

By: _________________________

Name: _________________________

Address for notices:

_________________________

_________________________

_________________________

_________________________

Email: _________________________

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ATTACHMENT A

Holder Name: __________________________

Number of Shares subject to Agreement: __________________________

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